Exhibit 10(clxiv)

                                AMENDMENT NO. 2
                                     TO THE
                       HAMILTON BEACH/PROCTOR-SILEX, INC.
                             UNFUNDED BENEFIT PLAN
              (As Amended and Restated Effective January 1, 1995)


     Hamilton Beach/Proctor-Silex, Inc. hereby adopts this Amendment No. 2 to the Hamilton Beach/Proctor-Silex, Inc. Unfunded Benefit Plan (the "Plan"). Except as specifically provided herein, the provisions of this Amendment shall be effective July 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1

     Section 1.2(b) of the Plan is hereby amended by deleting the phrase "Section 402(g)" and replacing it with the phrase "Section 402(g), 401(m)."

                                   Section 2

     Section 2.1 of the Plan is hereby amended in its entirety to read as follows:

     "SECTION 2.1.  Account shall mean the record  maintained in accordance with
Section 3.2 by the Company as the sum of the Participant's Excess 401(k) Sub-Account and Excess Matching Sub-Account."

                                   Section 3

     Section 2.7 of the Plan is hereby amended by adding the phrase "and an Excess Matching Benefit" after the phrase "an Excess 401(k) Benefit" therein.

                                   Section 4

     Section 2.10(b)(i) of the Plan is hereby amended in its entirety to read as follows:

         "(i) who is unable to make all of the Before-Tax Contributions that he has elected to make to the Savings Plan, or who is unable to receive the maximum amount of Post-1994 Matching Employer Contributions under the Savings Plan, because of the limitations imposed under Code Sections 402(g), 401(a)(17), 401(k)(3) or 401(m)."


                                   Section 5

     A new  Section  3.2A is  hereby  added to the Plan,  immediately  following
Section 3.2, to read as follows:

                  "SECTION 3.2A.  Excess Matching Benefits

     (a) In  General.  A 401(k)  Participant  shall have  credited to his Excess
Matching Sub-Account an amount equal to the Post-1994 Matching Employer Contributions that he is prevented from receiving under the Savings Plan because of the limitations imposed under Code Sections 401(g), 401(a)(17), 401(k)(3) and 401(m) (collectively, the "Excess Matching Benefits").

     (b) Time of Payment. The Excess Matching Benefits, to the extent vested, shall be paid (or commence to be paid) at the time specified in the Deferral Election Form for payment of the Excess 401(k) Benefits to which the Excess Matching Benefits relate."

                                   Section 6

     Section 3.3(a) of the Plan is hereby amended by adding the following phrase to the end thereof: "and credits to an Excess Matching Sub-Account for the Excess Matching Benefits described in Section 3.2A, which shall be credited to the Sub-Account when a Participant is prevented from receiving Post-1994 Matching Employer Contributions under the Savings Plan."


                                   Section 7

     Sections 3.3(b) and (c) of the Plan are hereby amended by deleting the term "Sub-Account" and replacing it with the term "Sub-Accounts" each time it appears therein.



                                   Section 8

     Sections 4.1 and 4.2 of the Plan are hereby amended in their entirety to read as follows:

                  "SECTION 4.1.  For Active 401(K) Employees.

     (a) For purposes of determining the earnings to be credited to a 401(k) Employee's Account, such Account shall be divided into two additional
Sub-Accounts, the "7% Sub-Account" and the "Additional Sub-Account." The 7% Sub-Account shall contain Excess 401(k) Benefits and Excess Matching Benefits attributable to amounts deferred by a 401(k) Employee of up to 7% of his Compensation, plus any earnings attributable thereto. The Additional Sub-Account shall contain the Excess 401(k) Benefits and Excess Matching Benefits attributable to amounts deferred by a 401(k) Employee in excess of 7% of his Compensation, plus any earnings attributable thereto.

     (b) At the end of each calendar month during a Plan Year, the 7% Sub-Account of each 401(k) Employee who is employed by an Employer on December 31 of a Plan Year shall be credited with an amount determined by multiplying such Participant's average 7% Sub-Account balance during such month by the blended rate earned during such month by the Fixed Income Fund. Notwithstanding the foregoing, in the event that the Adjusted ROE determined for such Plan Year exceeds the rate credited to the Participant's 7% Sub-Account under the preceding sentence, the Participant's 7% Sub-Account shall retroactively be credited with the difference between (i) the amount determined under the preceding sentence, and (ii) the amount determined by multiplying the Participant's average 7% Sub-Account balance during each month of such Plan Year by the Adjusted ROE determined for such Plan Year, compounded monthly.

     (c) At the end of each calendar month during a Plan Year, the Additional Sub-Account of each Participant who is employed by an Employer on December 31 of such Year shall be credited with an amount determined by multiplying such Participant's average Additional Sub-Account balance during such month by the blended rate earned during such month by the Fixed Income Fund.

     SECTION 4.2. For Terminated Employees. The Sub-Accounts of a Participant who has terminated employment with the Controlled Group shall be credited with earnings as described in Section 4.1, as modified by this Section 4.2, until each Sub-Account has been distributed in full. The Adjusted ROE calculation described in the second sentence of Section 4.1(b) shall be made during the month in which the Participant terminates employment and shall be based on the year-to-date Adjusted ROE for the month ending prior to the date the Participant terminated employment, as calculated by the Company. For any subsequent month, the Adjusted ROE calculation described in the second sentence of Section 4.1(b) shall not apply. The Fixed Income Fund calculation described in the first sentence of Section 4.1(b) and in Section 4.1(c) for the month in which the Participant receives a distribution from his Sub-Account shall be based on the blended rate earned during the preceding month by the Fixed Income Fund."


                                   Section 9

     Effective as of January 1, 1995, a new Section 4.4 is hereby added to the Plan, immediately following Section 4.3, to read as follows:

     "Section 4.4. Limitation on Earnings Assumption. Notwithstanding any provision of the Plan to the contrary, in no event will the earnings rate credited to Accounts hereunder exceed 14%."


                                   Section 10

     The first sentence of Article V of the Plan is hereby amended in its entirety to read as follows:

         "A Participant shall not become vested in his Excess Pension Benefit or Excess Matching Benefit until he becomes vested in the Company-provided benefit under the Cash Balance Plan or Savings Plan (as applicable) and the Excess Pension Benefit or Excess Matching Benefit of a Participant who is partially or fully vested under the Cash Balance Plan or Savings Plan, respectively, shall at all times be vested hereunder to the extent he is so vested."


                                   Section 11

     Section 6.1(b) of the Plan is hereby amended by (1) changing the title to read as follows: "(b) Excess 401(k) and Matching Benefits", and (2) deleting the phrase "Excess 401(k) Benefit" each time it appears therein and replacing it with the term "Account."


                                   Section 12

     The second sentence of Section 7.1 of the Plan is hereby amended in its entirety to read as follows:

         "In the absence of such a designation and at any other time when there is no existing Beneficiary designated hereunder, the Beneficiary of a Participant for his Excess Pension Benefits and/or his Account shall be his Beneficiary under the Cash Balance Plan and the Savings Plan, respectively."


                                   Section 13

     Section 7.3(a)(ii) of the Plan is hereby amended in its entirety to read as follows:

         "(ii) Amount of Excess 401(k) and Matching Benefits. The Excess 401(k) and Excess Matching Benefits payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Account balance on the date of the distribution of the Account to the Beneficiary."


                                   Section 14

     Section 7.3(b)(ii) of the Plan is hereby amended in its entirety to read as follows:

         "(ii) Excess 401(k) and Matching Benefits. The Excess 401(k) and Excess Matching Benefits payable to a Beneficiary under this Plan shall be paid as soon as practicable following the death of a Participant in the form of a lump sum payment."


                           Executed this 30th day of June, 1995.


                                            HAMILTON BEACH/PROCTOR-SILEX, INC.


                                            By:  Charles A. Bittenbender
                                            Title:  Assistant Secretary